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                                                                    EXHIBIT 32.2
                                  CALTON, INC.
     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


        In connection with the quarterly report of Calton, Inc. (the "Company") on Form 10-QSB for the quarterly period ended August 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laura
A. Camisa, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  October 12, 2006          By:/s/ Laura A. Camisa
                                     -------------------------------------------
                                     Laura A. Camisa
                                     CHIEF FINANCIAL OFFICER
                                    (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)